STATEMENT TO NOTEHOLDERS

Household Home Equity Loan Trust 2002-2

Distribution Number	19
Beginning Date of Collection Period	1-Dec-03
End Date of Collection Period	31-Dec-03
Payment Date	20-Jan-04
Previous Payment Date	22-Dec-03

Funds Disbursement
Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	31,187,558.66
Available Payment Amount	31,002,166.92
Principal Collections	26,618,630.34
Interest Collections (net of servicing fee)	4,383,536.58
Collections of Interest (net of servicing fee and principal recoveries)	4,354,787.58
Servicing fee	267,102.74
Principal recoveries	28,749.00
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00
Insured Payments, if any	0.00

Payments	31,187,558.66
Interest Paid to Notes	603,232.82
Principal Paid to Notes	30,317,223.10
Servicing Fee	267,102.74
Ownership Interest	-

Pool Balance
Beginning Pool Balance	641,046,578.94
Principal Collections (including repurchases)	26,618,630.34
Charge off amount	(762,394.28)
Ending Pool Balance	613,665,554.32

Collateral Performance
Cash Yield (% of beginning balance)	8.65%
Charge off Rate (net of principal recoveries; % of beginning balance)	1.37%
Net Yield	7.28%
Cumulative Realized Losses	5,707,670.82
Cumulative Loss Percentage	0.44%

Delinquent Home Equity Loans
30-59 days principal balance of Home Equity Loans	21,400,519.68
30-59 days number of Home Equity Loans	241
60-89 days principal balance of Home Equity Loans	3,977,285.09
60-89 days number of Home Equity Loans	46
90+ days principal balance of Home Equity Loans	21,508,759.55
90+ days number of Home Equity Loans	272
Ninety Day-Plus Rolling Average for such Payment Date	3.44%

Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
Number of loans purchased or substituted pursuant to 2.04 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
Substitution Adjustment Amounts	-
Number of Home Equity Loans outstanding (Beginning of Collection Period)	7,151
Number of Home Equity Loans outstanding (Ending of Collection Period)	6,889
Principal balance of REO as of the end of the collection period	6,716,507.77
Number of loans that went into REO during the collection period	13
Principal balance of loans that went into REO during the collection period	1,516,754.65
Sum of the principal balances of the three largest HEL's as of the end of the collection period	1,152,491.66

Overcollateralization
Begin Overcollateralization Amount	124,159,099.06
Overcollateralization Release Amount	0.00
Distributable Excess Cashflow	3,698,592.76
Charge offs	(762,394.28)
End Overcollateralization Amount	127,095,297.54

Target Overcollateralization Amount	130,353,967.64
Interim Overcollateralization Amount	123,396,704.78
Interim Overcollateralization Deficiency	6,957,262.86

Excess Cashflow	3,698,592.76

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Total Note Balance as Percent of Total Original Note Balance	37.70%

Note Principal Amount Statement
A. Information on Distributions
1. Total Distribution per $1,000	23.960059
2. Principal Distribution per $1,000	23.492618
3. Interest Distribution per $1,000	0.467441

B. Calculation of Interest Due & Paid
1. 1 month LIBOR	1.14875%
2. Formula Rate (1-mo. Libor plus 30bps)	1.44875%
3. Available Funds Cap	10.26931%
4. Note Rate	1.44875%
5. Days in Accrual Period	29

6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due	603,232.82
7. Current Interest and Interest Carry forward Amount paid	603,232.82
8. Supplemental Interest Amount paid	0.00

9. Unpaid Interest Carry Forward Amount	0.00
10. Unpaid Supplemental Interest Amount	0.00

C. Calculation of Note Principal Amount
1. Note Principal Amount, prior to payments	516,887,479.88
2. Principal Payment Amount paid	26,618,630.34
3. Distributable Excess Cashflow paid	3,698,592.76
4. Note Principal Amount, after payments	486,570,256.78

5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	0.3770401
6. Note Principal Amount as a % of the Pool Balance, after payments	0.7928916